UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2006
SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-26887	77-0396307

(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of principal executive offices)	(Zip Code)
(408) 616-4000

(Registrant’s telephone number)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit List
EXHIBIT 99.01
EXHIBIT 99.02

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On July 26, 2006, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2006, a copy of which is attached hereto as Exhibit 99.01. Also on July 26, 2006, the Registrant will present its financial results for the quarter ended June 30, 2006 in a conference call with investors and analysts, a copy of the conference call transcript is attached hereto as Exhibit 99.02. The conference call was pre-announced and will be available to the public through live teleconference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits
99.01	Press release dated July 26, 2006 announcing the Registrant’s financial results for the quarter ended June 30, 2006.

99.02	Conference Call Transcript dated July 26, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006	SILICON IMAGE, INC.
	By:	/s/ Robert R. Freeman
Robert R. Freeman
Chief Financial Officer

2

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated July 26, 2006 announcing the Registrant’s financial results for the quarter ended June 30, 2006.

99.02	Conference Call Transcript dated July 26, 2006.